NATIONS FUND TRUST

        Supplement dated June 10, 1997 to Prospectus dated October 15, 1996

The prospectus for the Primary A Shares of Nations Managed Index Fund and Nations Managed SmallCap Index Fund is hereby supplemented as follows:

         1. By substituting the following for the last sentence in the section entitled "About the Funds - Prospectus Summary":

         Minimum Purchase: $250,000 minimum initial investment per record holder. See "How to Buy Shares".

         2. By substituting the following for the first and second paragraphs in the section entitled "About Your Investment - How to Buy Shares":

         There is a minimum initial investment of $250,000 for each record holder; there is no minimum subsequent investment.

         Primary A Shares of the Funds may be sold to financial institutions (including NationsBank and its affiliated and correspondent banks) and fee-based planners acting on behalf of their customers, employee benefit plans, charitable foundations, endowments and to other funds in the Nations Funds Family.